Exhibit 10.16

Execution Version

SECOND LIEN AMENDMENT NO. 3, dated as of December 22, 2015 (this “Second Lien Amendment No. 3”) to the Second Lien Credit Agreement (as defined below), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and/or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as the Incremental Lender hereunder (in such capacity, the “2015-3 Incremental Lender”), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent and, for purposes of Sections 4, 8, 9, 10, 11, 12 and 13 hereof only, each of the other Loan Parties party as of the date hereof.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (Second Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “Second Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders (as defined in the Second Lien Credit Agreement) have extended credit to the Borrowers.

B. Pursuant to Section 2.12(a) of the Second Lien Credit Agreement, the Borrower Representative hereby notifies the Administrative Agent and the Lenders that it is requesting that the 2015-3 Incremental Lender provide Incremental Commitments in an aggregate principal amount equal to $25,000,000 (such Incremental Commitments in such aggregate principal amount, the “2015-3 Incremental Commitments”) on the terms set forth in this Second Lien Amendment No. 3. By its signature hereof, the 2015-3 Incremental Lender hereby provides the 2015-3 Incremental Commitments.

C. Whereas Section 2.12(f) of the Second Lien Credit Agreement permits an Incremental Amendment to, without the consent of any other Loan Party, Agent or Lender, effect such other amendments to the Second Lien Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Representative, to effect the provisions of Section 2.12.

D. The Borrowers, Holdings, the First Lien Administrative Agent, certain of the incremental term lenders party thereto and each other Loan Party propose to enter into an amendment to the First Lien Credit Agreement (the “First Lien Amendment No. 3” and, collectively with this First Lien Amendment No. 3, the “2015-3 Incremental Amendments”) for the Borrowers to obtain Incremental Term Loans (as defined in the First Lien Credit Agreement) in an aggregate principal amount equal to $75,000,000 (the “2015-2 First Lien Incremental Term Loans”).

E. UBS Securities LLC (“UBS Securities”), J.P. Morgan Securities LLC (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citi (as defined below), Credit Agricole Corporate and Investment Bank (acting through such affiliates or branches as it deems appropriate, “Credit Agricole CIB”), Credit Suisse Securities (USA) LLC (“CS Securities”), HSBC Securities (USA) Inc. (“HSBC Securities”), Mizuho Bank, Ltd. (“Mizuho”) and Morgan Stanley Senior Funding, Inc. (“MSSF”, and together with UBS Securities, J.P. Morgan, Merrill Lynch, Citi, Credit Agricole CIB, CS Securities, HSBC Securities, Mizuho and MSSF, the “Second Lien Amendment No. 3 Arrangers”) shall act as the joint lead arrangers and bookrunners (with UBS Securities acting as “lead left” arranger and bookrunner) with respect to the 2015-3 Incremental Loans and the transactions relating to such 2015-3 Incremental Loans (for the purposes of this Second Lien Amendment No. 3, “Citi” shall mean Citigroup Global Markets, Inc. (“CGMI”), Citibank, N.A., Citigroup USA, Inc., Citigroup North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services with respect to the 2015-3 Incremental Loans).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Second Lien Amendment No. 3 shall have the same meanings specified in the Second Lien Credit Agreement. The provisions of Section 1.02 of the Second Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Loans.

(a) This Second Lien Amendment No. 3 constitutes an “Incremental Amendment” pursuant to Section 2.12 of the Second Lien Credit Agreement and a “Loan Document”.

(b) Subject to the terms and conditions set forth herein, the 2015-3 Incremental Lender agrees to make Incremental Loans to the Borrowers on the Second Lien Amendment No. 3 Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the 2015-3 Incremental Commitments (such Incremental Loans, the “2015-3 Incremental Loans”), subject to the conditions set forth in Section 5 hereof. From and after the making thereof, the 2015-3 Incremental Loans shall have terms and provisions (including without limitation, as to interest, maturity, premiums and repayments) identical to the Initial Loans outstanding under the Second Lien Credit Agreement immediately prior to the Second Lien Amendment No. 3 Effective Date and each reference to the Initial Loans and the Initial Lenders in the Second Lien Credit Agreement and each other Loan Document shall be deemed to include the 2015-3 Incremental Loans and the 2015-3 Incremental Lender, in each case, except as otherwise expressly set forth in this Second Lien Incremental Amendment No. 3. The Initial Loans and the 2015-3 Incremental Loans shall constitute the same Class of Loans and the Initial Lenders and 2015-3 Incremental Lender shall constitute the same Class of Lenders.

(c) The following definitions shall be deemed to be added to Section 1.01 of the Second Lien Credit Agreement effective as of the Second Lien Amendment No. 3 Effective Date:

“2015-3 Incremental Loans” has the meaning assigned in Second Lien Amendment No. 3.

“Second Lien Amendment No. 3” means Amendment No. 3 to this Agreement dated December 22, 2015.

“Second Lien Amendment No. 3 Arrangers” has the meaning assigned in Second Lien Amendment No. 3.

“Second Lien Amendment No. 3 Effective Date” has the meaning assigned in Second Lien Amendment No. 3.

(d) The following definition shall be deemed to be amended and restated in Section 1.01 of the Second Lien Credit Agreement effective as of the Second Lien Amendment No. 3 Effective Date:

“Qualified Lender” means, a Lender providing an accurate representation in its Assignment and Assumption (or, for Lenders that were Lenders prior to the Second Lien Amendment No. 2 Effective Date, a Lender that has delivered valid withholding forms and documentation prior to the Second Lien Amendment No. 2 Effective Date establishing) that such Lender would be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under this Agreement (if such interest were treated as from sources within the United States under Section 861 of the Code) as of (A) the Closing Date (or as of the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the Initial Loans (other than 2015-3 Incremental Loans), (B) the Second Lien Amendment No. 2 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-2 Incremental Loans or (C) the Second Lien Amendment No. 3 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-3 Incremental Loans.

(e) Section 2.12(e)(ii) shall be amended by adding “It is agreed and understood for purposes of this Section 2.12(e)(ii) that the All-In Yield of the 2015-3 Incremental Loans shall be deemed to equal the All-In Yield of the Initial Loans.” as a new last sentence of such Section 2.12(e)(ii), effective as of the Second Lien Amendment No. 3 Effective Date.

(f) Each instance of “Section 2.14(e)(iii)” appearing in the Second Lien Credit Agreement is hereby amended by replacing “(iii)” with “(ii)”, effective as of the Second Lien Amendment No. 3 Effective Date.

(g) Section 10.25(a)(i) of the Second Lien Credit Agreement shall be amended, effective as of the Second Lien Amendment No. 3 Effective Date by adding “and 2015-3 Incremental Loans” after “2015-2 Incremental Loans”

(h) Section 10.25 of the Second Lien Credit Agreement shall be amended, effective as of the Second Lien Amendment No. 3 Date, by adding the following text as a new Section 10.25(b) and renumbering the subsequent subsections accordingly:

“(b) The Second Lien Amendment No. 3 Arrangers undertake, represent and warrant to the Australian Borrower as follows:

(i) On behalf of the Borrowers, the Second Lien Amendment No. 3 Arrangers have in the aggregate made invitations to become a Lender under this Agreement in connection with the 2015-3 Incremental Loans: (x) to at least ten Persons, each of whom, as at the date the relevant invitation is made, the relevant officers of the Second Lien Amendment No. 3 Arrangers involved in the transaction on a day to day basis believe carries on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, and each of whom has been disclosed to the Australian Borrower, or (y) in an electronic form that is used by financial markets for dealing in debentures or debt interests such as Reuters or Bloomberg.

(ii) At least ten of the Persons to whom the Second Lien Amendment No. 3 Arrangers in the aggregate (on behalf of the Borrowers) have made invitations referred to in Section 10.25(b)(i) are not, as at the date the invitations are made, to the knowledge of the relevant officers of the Second Lien Amendment No. 3 Arrangers involved in the transaction, Associates of any of the others of those ten invitees or any of the Arrangers or Second Lien Amendment No. 3 Arrangers.

(iii) As of the Second Lien Amendment No. 3 Effective Date, none of the Second Lien Amendment No. 3 Arrangers have made invitations referred to in Section 10.25(b)(i) to any Person that is, to the knowledge of the relevant officers of the Second Lien Amendment No. 3 Arrangers involved in the transaction on a day to day basis, an Offshore Associate of the Australian Borrower. Nor will any First Lien Amendment No. 3 Arranger, in the event that it makes an additional invitation to become a Lender under this Agreement to any Person after the Second Lien Amendment No. 3 Effective Date and before the end of any syndication period agreed with respect to the 2015-3 Incremental Loans (such period not to exceed forty-five (45) days after the Second Lien Amendment No. 3 Effective Date), make such invitation to any Person that is, to the knowledge of the relevant officers of First Lien Amendment No. 3 Arranger involved in the transaction on a day to day basis, an Offshore Associate of the Australian Borrower or any Lender.

(i) Section 10.25(b) of the Second Lien Credit Agreement shall be renumbered as Section 10.25(c) and amended and restated as follows, as of the Second Lien Amendment No. 3 Effective Date:

“The Australian Borrower confirms that none of the entities whose names were disclosed to it in writing by the Arrangers at least 3 Business Days before November 4, 2014 (or by the Second Lien Amendment No. 3 Arrangers at least 3 Business Days before the Second Lien Amendment No. 3 Effective

Date) were known or suspected by it to be an Offshore Associate of it or an Associate of any other such invitee, other than those which have been notified to the Arrangers (or the Second Lien Amendment No. 3 Arrangers) by the Australian Borrower on or before November 4, 2014 (or in the case of the Second Lien Amendment No. 3 Arrangers, the Second Lien Amendment No. 3 Effective Date) (for the avoidance of doubt, without limiting the Arrangers’ or the Second Lien Amendment No. 3 Arrangers’ obligations under this Section 10.25).”

(j) Section 10.25(c) of the Second Lien Credit Agreement shall be renumbered as Section 10.25(d) and amended, effective as of the Second Lien Amendment No. 3 Effective Date, by (i) adding “or Section 10.25(b)(i)(x)” after “Section 10.25(a)(i)(x)”.

(k) Section 10.25(d) of the Second Lien Credit Agreement shall be renumbered as Section 10.25(e) and amended, effective as of the Second Lien Amendment No. 3 Effective Date, by adding “, each Second Lien Amendment No. 3 Arranger” after “each Arranger” and by adding “, Second Lien Amendment No. 3 Arrangers” after “the Arrangers”.

(l) Section 10.25(e) of the Second Lien Credit Agreement shall be renumbered as Section 10.25(f) and amended, effective as of the Second Lien Amendment No. 3 Effective Date, by replacing “Section 10.25(c)” with “Section 10.25(d).”

(m) Exhibits D-1 [Form of Assignment and Assumption] and D-2 [Form of Affiliated Lender Assignment and Assumption] to the Second Lien Credit Agreement shall be amended, effective as of the Second Lien Amendment No. 3 Effective Date by (i) adding “or Second Lien Amendment No. 3 Arranger” after “Arranger” and (ii) replacing “or” appearing before “Arranger” with “,”, in each case, appearing in such Exhibits D-1 and D-2, respectively.

SECTION 3. [Reserved].

SECTION 4. Acknowledgments and Reaffirmation. Each Loan Party hereunder hereby expressly acknowledges and agrees to the terms of this Second Lien Amendment No. 3 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in this Second Lien Amendment No. 3 and each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Second Lien Amendment No. 3 and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the 2015-3 Incremental Loans and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to 2015-3 Incremental Loans)) pursuant to the Loan Documents; provided that no Loan Party makes any representation or warranty on the Second Lien Amendment No. 3 Effective Date as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent such pledge or perfection is required pursuant to Schedule B on the Second Lien Amendment No. 3 Effective Date until so required pursuant to Schedule B.

SECTION 5. Conditions to Effectiveness. This Second Lien Amendment No. 3 shall become effective (the “Second Lien Amendment No. 3 Effective Date”) on the date when:

(a) the Administrative Agent (or its counsel) receives the following on or before the Second Lien Amendment No. 3 Effective Date, each properly executed and delivered:

(i) (A) from each Loan Party organized in the United States, United Kingdom, Australia, Luxembourg, the Netherlands, Ireland, the British Virgin Islands and the Cayman Islands, in each case, executed counterparts of this Second Lien Amendment No. 3 and (B) from the 2015-3 Incremental Lender and the Administrative Agent (in its capacity as such), executed counterparts of this Second Lien Amendment No. 3;

(ii) each Collateral Document set forth on Schedule A hereto, duly executed by each applicable Loan Party;

(iii) a duly executed Committed Loan Notice with respect to the 2015-3 Incremental Loans being borrowed on the Second Lien Amendment No. 3 Effective Date substantially in the form of Exhibit A-1 to the Second Lien Credit Agreement;

(iv) certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Lien Amendment No. 3 and the other Loan Documents to which such Loan Party is to become a party on the Second Lien Amendment No. 3 Effective Date (and in the case of each Australian Loan Party, resolving that (A) it is in its best interests to execute this Second Lien Amendment No. 3 and, to the extent applicable, the other Loan Documents to which it be a party on the Second Lien Amendment No. 3 Effective Date, (B) its execution of any such document and the performance of its obligations under them does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the Commitment would not cause any guarantee, security or similar limit binding on that Australian Loan Party to be exceeded);

(v) a customary legal opinion from (A) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (B) Young Conway Stargatt & Taylor, LLP, Delaware counsel to certain of the Loan Parties, (C) King & Wood Mallesons, Australian counsel to the Lenders, (D) Allen & Overy LLP, England and Wales counsel to the Lenders and (E) Allen & Gledhill LLP, Singapore counsel to the Lenders;

(vi) a solvency certificate from a Financial Officer of Holdings (after giving effect to the 2015-3 Incremental Loans) substantially in the form of Exhibit B hereto;

(vii)[Reserved]; and

(viii) an officer’s certificate dated the Second Lien Amendment No. 3 Effective Date from a Responsible Officer of the Borrower Representative substantially in the form of Exhibit A hereto.

(b) the Administrative Agent shall have received, at least three (3) Business Days prior to the Second Lien Amendment No. 3 Effective Date, all documentation and other information about Holdings and the Borrowers required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT that has been requested in writing at least ten (10) Business Days prior to the Second Lien Amendment No. 3 Effective Date;

(c) the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Second Lien Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d) no Default shall exist, or would result from the incurrence of the 2015-3 Incremental Loans or from the application of the proceeds therefrom;

(e) all fees and, to the extent invoiced at least two (2) Business Days prior to the Second Lien Amendment No. 3 Effective Date (except as otherwise reasonably agreed by the Borrower Representative), due under the Engagement Letter dated as of December 9, 2015 (the “Engagement Letter”) shall have been paid; and

(f) the borrowings of the 2015-2 First Lien Incremental Term Loans shall have occurred, or shall occur substantially concurrently with borrowings under the 2015-3 Incremental Loans contemplated hereunder.

SECTION 6. Written Request. By its execution of this Second Lien Amendment No. 3, the Borrower Representative hereby delivers and the Administrative Agent hereby acknowledges receipt of this Second Lien Amendment No. 3 as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.12(a) of the Second Lien Credit Agreement.

SECTION 7. Amendment, Modification and Waiver. This Second Lien Amendment No. 3 may not be amended, modified or waived except in accordance with Section 10.01 of the Second Lien Credit Agreement.

SECTION 8. Entire Agreement; Post-Effective Date Obligations. This Second Lien Amendment No. 3, the Second Lien Credit Agreement, the Engagement Letter and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Second Lien Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Second Lien Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Second Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Second Lien Credit Agreement as amended hereby and that this Second Lien Amendment No. 3 is a Loan Document. As promptly as practicable, and in any event within the time periods after the Second Lien Amendment No. 3 Effective Date specified in Schedule B hereto or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Second Lien Amendment No. 3 Effective Date, deliver the documents or take the actions specified on Schedule B hereto, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”. The Administrative Agent hereby acknowledges that to the extent any documents or actions addressed in Schedule B hereto relate to documents or actions that are outstanding under Schedule D of Second Lien Amendment No. 2 as of the Second Lien Amendment No. 3 Effective Date, the deadlines for such outstanding documents or actions under Schedule D of Second Lien Amendment No. 2, are hereby superceded by the deadlines for such related documents or actions set forth in Schedule B hereto.

SECTION 9. GOVERNING LAW. THIS SECOND LIEN AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE SECOND LIEN CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS SECOND LIEN AMENDMENT NO. 3 AND SHALL APPLY HEREIN MUTATIS MUTANDIS.

SECTION 10. Severability. If any provision of this Second Lien Amendment No. 3 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Second Lien Amendment No. 3 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Counterparts. This Second Lien Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Second Lien Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Second Lien Amendment No. 3.

SECTION 12. Headings. The headings of this Second Lien Amendment No. 3 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. Miscellaneous. The provisions of Sections 10.04, 10.05, 10.08 and 10.22 of the Second Lien Credit Agreement are hereby incorporated by reference into this Second Lien Amendment No. 3 and shall apply herein mutatis mutandis and which Sections, for the avoidance of doubt, any reference in such Sections to Arrangers shall be deemed to apply mutatis mutandis to the Second Lien Amendment No. 3 Arrangers.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 3 as of the date first written above.

[Signature Page to the Second Lien Amendment No. 3]

Consented and agreed to as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

[Signature Page to the Second Lien Amendment No. 3]

BANK OF AMERICA, N.A., as 2015-3 Incremental Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to the Second Lien Amendment No. 3]

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:	/s/ Clive Bode
Name: Clive Bode
Title: President

[Signature Page to the Second Lien Amendment No. 3]

Signed and delivered for: DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Level 22, 101 Collins Street, Melbourne, Victoria, Australia, Lawyer
Address and occupation of Witness

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for. DTZ AUS BIDCO PTY LIMITED ACN 169 965 995 under power of attorney in the presence of

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Level 22, 101 Collins Street, Melbourne, Victoria, Australia, Lawyer
Address and occupation of Witness

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

CUMBERLAND LAND HOLDING, L.L.C.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: Director

DTZ SERVICES, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President & Manager

CUSHMAN & WAKEFIELD HOLDINGS, INC.

CUSHMAN & WAKEFIELD INTERNATIONAL FINANCE SUBSIDIARY, LLC

CUSHMAN & WAKEFIELD INTERNATIONAL, LLC

CUSHMAN & WAKEFIELD OF ASIA, INC.

CUSHMAN & WAKEFIELD OF NORTH AMERICA, INC.

CUSHMAN & WAKEFIELD OF SOUTH AMERICA, LLC

CUSHMAN & WAKEFIELD OF THE AMERICAS, INC.

CUSHMAN & WAKEFIELD REALTY, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W FACILITY SERVICES, INC. DTZ GOVERNMENT SERVICES, INC.

By:	/s/ Paul Bedborough
Name: Paul Bedborough
Title: President

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SECURE SERVICES, INC.

By:	/s/ Roger E. Frischkorn
Name: Roger E. Frischkorn
Title: President, Vice President, Treasurer, and Secretary

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ PARENT, LLC

By:	/s/ Brett White
Name: Brett White
Title: President

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for:

DTZ PTY LTD ACN 074 196 991

DTZ (QATAR) HOLDINGS PTY LTD ACN 121 037 312

DTZ PROCESS SOLUTIONS PTY LTD ACN 090 608 361

DTZ PROCUREMENT SERVICES PTY LTD ACN 079 452 887

DTZ FM SERVICES PTY LTD ACN 076 203 659

DTZ HR SERVICES PTY LTD ACN 074 593 534

DTZ REAL ESTATE SERVICES (ACT) PTY LTD ACN 087 378 569

DTZ REAL ESTATE SERVICES (NSW) PTY LTD ACN 087 378 238

DTZ REAL ESTATE SERVICES (VIC) PTY LTD ACN 087 378 381

DTZ REAL ESTATE SERVICES (QLD) ACN 087 378 649

DTZ REAL ESTATE SERVICES (TAS) PTY LTD ACN 087 378 452

DTZ REAL ESTATE SERVICES (SA) PTY LTD ACN 087 378 694

DTZ REAL ESTATE SERVICES (WA) PTY LTD ACN 087 378 327

DTZ REAL ESTATE SERVICES (NT) PTY LTD ACN 087 378 523

DTZ AUSTRALIA PTY LTD ACN 106 515 931

DTZ AUSTRALIA (NSW) PTY LTD ACN 090 139 076

DTZ AUSTRALIA (NORTH SHORE PROPERTY MANAGEMENT) PTY LTD ACN 091 211 620

DTZ AUSTRALIA (NORTH SHORE AGENCY) PTY LTD ACN 002 972 527

DTZ AUSTRALIA (VIC) PTY LTD ACN 069 488 866

DTZ AUSTRALIA (QUEENSLAND) PTY LTD ACN 121 110 763

DTZ DEBENHAM TIE LEUNG AUSTRALASIA PTY LTD ACN 095 036 874

DTZ AUSTRALIA (LEASING) PTY LTD ACN 097 960 337

/s/ Vikas Badhan	/s/ Andrew Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew Dean
Print Name of Witness	Print Name of Attorney

3/111 Coventry St South Melbourne Vic 3205 Risk Manager
Address and occupation of Witness

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for:

CUSHMAN & WAKEFIELD (AUSTRALIA) PTY LTD ACN 125 787 939

CUSHMAN & WAKEFIELD (NSW) PTY LIMITED ACN 126 019 574

CUSHMAN & WAKEFIELD (QLD) PTY LTD ACN 157 927 467

CUSHMAN & WAKEFIELD (VIC) PTY LTD ACN 157 927 476

CUSHMAN & WAKEFIELD HOLDING PTY LTD ACN 127 959 522

/s/ Vikas Badhan	/s/ Andrew Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew Dean
Print Name of Witness	Print Name of Attorney

3/111 Coventry St South Melbourne Vic 3205 Risk Manager
Address and occupation of Witness

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY NORTHERN CALIFORNIA, INC.

WOODMONT COMMERCIAL REALTY, INC.

CASSIDY TURLEY COMMERCIAL REAL ESTATE SERVICES, INC.

CASSIDY TURLEY FIDUCIARY, INC.

CASSIDY TURLEY CALIFORNIA, INC.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President

CASSIDY TURLEY, INC. (DE) CASSIDY TURLEY, INC. (MO) CASSIDY TURLEY, L.P.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President and Chief Executive Officer

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CAPITAL SERVICES, LLC

CUSHMAN & WAKEFIELD GLOBAL SERVICES, INC.

CUSHMAN & WAKEFIELD OF ARIZONA, INC.

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.

CUSHMAN & WAKEFIELD OF COLORADO, INC.

CUSHMAN & WAKEFIELD OF CONNECTICUT, INC.

CUSHMAN & WAKEFIELD OF DELAWARE, INC.

CUSHMAN & WAKEFIELD OF FLORIDA, INC.

CUSHMAN & WAKEFIELD OF GEORGIA, INC.

CUSHMAN & WAKEFIELD OF ILLINOIS, INC.

CUSHMAN & WAKEFIELD OF LONG ISLAND, INC.

CUSHMAN & WAKEFIELD OF MARYLAND, INC.

CUSHMAN & WAKEFIELD OF MASSACHUSETTS, INC.

CUSHMAN & WAKEFIELD OF MINNESOTA, INC.

CUSHMAN & WAKEFIELD OF NEVADA, INC.

CUSHMAN & WAKEFIELD OF NEW HAMPSHIRE, INC.

CUSHMAN & WAKEFIELD OF NEW JERSEY, INC.

CUSHMAN & WAKEFIELD OF NORTH CAROLINA, INC.

CUSHMAN & WAKEFIELD OF OHIO, INC.

CUSHMAN & WAKEFIELD OF OREGON, INC.

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.

CUSHMAN & WAKEFIELD OF SAN DIEGO, INC.

CUSHMAN & WAKEFIELD OF TEXAS, INC.

CUSHMAN & WAKEFIELD OF VIRGINIA, INC.

CUSHMAN & WAKEFIELD OF WASHINGTON D.C., INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, INC.

CUSHMAN & WAKEFIELD REALTY OF BROOKLYN, LLC

CUSHMAN & WAKEFIELD REALTY OF MANHATTAN, LLC

CUSHMAN & WAKEFIELD REALTY OF NEW JERSEY, LLC

CUSHMAN & WAKEFIELD REALTY OF QUEENS, LLC

CUSHMAN & WAKEFIELD REALTY OF THE BRONX, LLC

CUSHMAN & WAKEFIELD REGIONAL, INC.

CUSHMAN & WAKEFIELD RETAIL LEASING SERVICES, LLC

CUSHMAN & WAKEFIELD WESTERN, INC.

CUSHMAN & WAKEFIELD, INC.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President and Chief Executive –Americas

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK GUARANTOR LIMITED DTZ UK HOLDCO LIMITED DTZ UK BIDCO LIMITED DTZ UK BIDCO 2 LIMITED CASPER UK BIDCO LIMITED DTZ WORLDWIDE LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DRONE HOLDINGS (CAYMAN) LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US HOLDCO, INC. DTZ US NEWCO, INC. DTZ US HOLDINGS, LLC C&W GROUP, INC.

By:	/s/ Clive Bode
Name: Clive Bode
Title: President

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ EUROPE LIMITED

By:	/s/ Joseph Friedman
Name: Joseph Friedman
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ CORPORATE FINANCE LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DEBENHAM TIE LEUNG LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CANTIUM ESTATES LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

HODNETT MARTIN SMITH LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INTERNATIONAL LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INDIA LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SERVICES (EUROPE) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ MANAGEMENT SERVICES LIMITED

By:	/s/ Matthew Burnham
Name:	Matthew Burnham
Title:	Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IM (SPFS) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DT&C LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INVESTORS LIMITED

By:	/s/ Christopher Cooper
Name: Christopher Cooper
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK NEWCO LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IRISH FINCO LIMITED

By:	/s/ Brendan Byrne
Name: Brendan Byrne
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DUTCH HOLDINGS B.V.

By:	/s/ Pedro Emanuel Gouveia Fernandes das Neves
Name: Pedro Emanuel Gouveia Fernandes das Neves
Title”: Authorized Signatory

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD INDUSTRIAL DUTCH HOLDINGS B.V.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Authorized Signatory

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD LUXEMBOURG HOLDINGS S.A R.L.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Manager A

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (U.K.) LTD

CUSHMAN & WAKEFIELD (EMEA) LIMITED

CUSHMAN & WAKEFIELD (U.K.) SERVICES LIMITED

CUSHMAN & WAKEFIELD (WARWICK COURT) LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT TRADING LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT LIMITED

CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED

CUSHMAN & WAKEFIELD RESIDENTIAL LIMITED

CUSHMAN & WAKEFIELD SITE SERVICES LIMITED

CUSHMAN & WAKEFIELD SPAIN LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CORPORATE FINANCE LIMITED

By:	/s/ Jonathan Aspinall
Name: Jonathan Aspinall
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

SIGNED by CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED, acting in its capacity as general partner, for and on behalf of CUSHMAN & WAKEFIELD UK LIMITED PARTNERSHIP

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD OF ASIA HOLDCO LIMITED

By:	/s/ Joseph Friedman
Name: Joseph Friedman
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT TRADING HOLDCO LIMITED

By:	/s/ Duncan Palmer
Name: Duncan Palmer
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD BVI HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

BIGEREALESTATE HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD HOLDCO LIMITED

By:	/s/ Duncan Palmer
Name: Duncan Palmer
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD SITE SERVICES HOLDCO LIMITED

By:	/s/ Joseph Friedman
Name: Joseph Friedman
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD OF ASIA LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (BVI), INC.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 3]

SCHEDULE A

Collateral Documents

•	English Security Reaffirmation Deed by and among (A) each Loan Party that is organized in England and Wales and (B) DTZ US Holdings LLC, DTZ US Holdco, Inc., DTZ Pty Limited, Cushman & Wakefield Luxembourg Holdings S.à r.l., Cushman & Wakefield, Inc., Cushman & Wakefield of Asia Limited, BigERealEstate, Inc. and the Collateral Agent.

•	Singaporean Supplemental Share Charge by and between Drone Holdings (Cayman), Ltd. and the Collateral Agent.

SCHEDULE B

Post-Closing Obligations

Subject to the Collateral and Guarantee Requirement, Holdings shall, or shall cause the applicable Restricted Subsidiaries (including the Borrowers) to, deliver each item to the Administrative Agent or take the actions specified below, as applicable, no later than the corresponding due date for such delivery or action specified below (or such later date as the Administrative Agent reasonably agrees to in writing):

(i)	Within 20 Business Days of the Second Lien Amendment No. 3 Effective Date, the Administrative Agent shall have received:

(a)	subject to the Guarantee and Security Principles, copies of a recent Lien and judgment search to the extent customary in the applicable jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

(b)	Singaporean Supplemental Debenture by and between DTZ Drone Singapore Pte. Ltd. and the Collateral Agent;

(c)	a duly executed joinder to the Second Lien Amendment No. 3 by DTZ Drone Singapore Pte. Ltd. reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations; and

(d)	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the Secured Parties;

(ii)	Within 75 days of the Second Lien Amendment No. 3 Effective Date:

(a)	Each Existing Singaporean Loan Party (other than DTZ Drone Singapore Pte. Ltd.) shall have executed and delivered to the Administrative Agent:

1.	a duly executed Singapore Whitewash Certificate (as defined below) (in form and substance reasonably satisfactory to the Administrative Agent) by each such Existing Singapore Loan Party (for the purpose of this subclause (1), “Singapore Whitewash Certificate” means a certificate pursuant to Section 76A(6) of the Singapore Companies Act certifying compliance with the procedures set out in Section 76 of the Singapore Companies Act for permitting the financial assistance constituted by any Loan Document to which such entity is a party);

2.	a duly executed supplement to the Second Lien Debenture, dated April 6, 2015, delivered in connection with the Second Lien Amendment No. 3;

3.	a duly executed joinder to the Second Lien Amendment No. 3 reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations;

(b)	Each Singaporean C&W Joinder Party shall have satisfied the Collateral and Guarantee Requirement and executed and delivered to the Administrative Agent:

1.	a joinder to the Guaranty, a counterpart signature page to the Intercompany Note, and a Singaporean Debenture (provided that each Singaporean C&W Joinder Party shall have executed and delivered a Singaporean Share Charge over the shares it owns in any other Singaporean C&W Joinder Party) and (B) each Singaporean C&W Parent shall have executed and delivered a Singaporean Share Charge over the shares it owns in any Singaporean C&W Joinder Party, together with:

(A)	copies of the signed letters of authorization authorizing Allen & Gledhill LLP, as solicitors to the Secured Parties as to matters of Singapore law, to file particulars of the Singaporean Security Agreements to which such Singaporean C&W Joinder Party is a party with the Accounting and Corporate Regulatory Authority;

(B)	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the Secured Parties;

(C)	a copy of a resolution of the board of directors of each Singaporean C&W Joinder Party approving the terms of, and the transactions contemplated by, the Loan Documents to which it is party;

(D)	a specimen of the signature of each person authorized on behalf of a Singaporean C&W Joinder Party to enter into or witness the entry into of any Loan Document to which it is a party or to sign or send any document or notice in connection with such Loan Document;

(E)	a resolution signed by all of the holders of the issued or allotted shares in each Singaporean C&W Joinder Party approving the terms of, and the transactions contemplated by, the Credit Agreement (and/or any other Loan Document to which it is party);

(F)	a certificate of a director of each Singaporean C&W Joinder Party certifying that securing or guaranteeing the Obligations in full would not breach any limit binding on such Singaporean C&W Joinder Party after giving effect to the joint and several nature of the Guaranties and the Obligations of all Loan Parties with respect to the Commitments; and

(G)	with respect to each Singaporean C&W Parent only, evidence that any Singaporean process agent appointed by such Singaporean C&W Parent has accepted its appointment;

(c)	DTZ Facilities & Engineering (S) Limited shall have delivered a duly executed supplement to the Second Lien Share Charge, dated April 6, 2015;

(d)	DTZ UK Holdco Limited shall have delivered a duly executed Singaporean Share Charge over the shares it owns in any Existing Singaporean Loan Party;

(e)	DTZ Operations Pte. Ltd. shall have delivered a duly executed supplement to the Second Lien Share Charge, dated April 6, 2015;

(iii)	Within 105 days of the Second Lien Amendment No. 3 Effective Date, each of the Singaporean C&W Joinder Parties shall have delivered evidence that stamp duty has been or will be paid in Singapore on each applicable Singaporean Security Agreement that purports to secure any shares in a company incorporated in Singapore.

For purposes of this post-closing obligations schedule:

“Existing Singaporean Loan Parties” means DTZ Technologies Pte. Ltd., DTZ Investments Pte. Ltd., DTZ Asia Pte. Ltd., PREMAS Valuers & Property Consultants Pte. Ltd., DTZ Operations Pte. Ltd., E2E Asset Management Co. Ltd., DTZ Township Pte. Ltd., ESMACO Valuers & Property Agents Pte. Ltd., LandArt Pte. Ltd., RESMA Property Services Pte. Ltd., DTZ Facilities & Engineering (S) Limited and DTZ Drone Singapore Pte. Ltd., provided that the guaranty of such entities has not been released in accordance with the Credit Agreement.

“Singaporean C&W Joinder Parties” means Cushman & Wakefield (S) Pte Ltd., Cushman & Wakefield Singapore Holdings Pte Limited and Cushman & Wakefield VHS Pte. Ltd.

“Singaporean C&W Parent” means any Loan Party that is incorporated under the laws of any jurisdiction other than Singapore and owns all of the Equity Interests issued by any Singaporean C&W Joinder Party.

EXHIBIT A

[FORM OF]

OFFICER’S CERTIFICATE

DTZ U.S. Borrower, LLC

December 22, 2015

Pursuant to that certain Second Lien Amendment No. 3, dated as of the date hereof (the “Second Lien Amendment No. 3”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2015-3 Incremental Lender and Bank of America, N.A. as Administrative Agent, to the Syndicated Facility Agreement (Second Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent (as amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Second Lien Credit Agreement”), with capitalized terms used herein and not otherwise defined having the meaning ascribed to them in the Second Lien Credit Agreement, the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

(a)	the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Second Lien Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)	no Default shall exist, or would result from the incurrence of the 2015-3 Incremental Loans or from the application of the proceeds therefrom.

[Signature Page Follows]

A-1

DTZ U.S. BORROWER, LLC, as the U.S.
Borrower and Borrower Representative

By:
Name: Clive Bode
Title: President

EXHIBIT B

FORM OF SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

of

HOLDINGS

AND ITS SUBSIDIARIES

December 22, 2015

Pursuant to (x) that certain First Lien Amendment No. 3, dated as of the date hereof (the “First Lien Amendment No. 3”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2015-2 Incremental Term Lender and UBS AG, Stamford Branch as Administrative Agent, to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent (as amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “First Lien Credit Agreement”) and (y) that certain Second Lien Amendment No. 3, dated as of the date hereof (the “Second Lien Amendment No. 3”), by and among Holdings, the Borrowers, each of the other Loan Parties party thereto, the 2015-3 Incremental Lender and Bank of America, N.A., as Administrative Agent, to the Syndicated Facility Agreement (Second Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent (as amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Second Lien Credit Agreement”), the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

As of the date hereof, after giving effect to the borrowing of the 2015-2 Incremental Term Loans (as defined in First Lien Amendment No. 3) and the 2015-3 Incremental Loans (as defined in Second Lien Amendment No. 3) and to the application of the proceeds of such Loans:

a.	The fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.	The present fair saleable value of the property of Holdings and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Holdings and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured;

d.	Holdings and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital; and

e.	Each Loan Party incorporated in Australia is solvent for the purposes of the Australian Corporations Act 2001 (Cth).

For the purposes of making the certifications set forth in this solvency certificate (this “Certificate”), it is assumed the indebtedness and other obligations incurred under the First Lien Credit Agreement and the Second Lien Credit Agreement will come due at their respective maturities. For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the First Lien Credit Agreement and the Second Lien Credit Agreement, as applicable.

The undersigned is familiar with the business and financial position of Holdings and its subsidiaries. In reaching the conclusions set forth in this Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by Holdings and its subsidiaries after borrowing of the 2015-2 Incremental Term Loans and the 2015-3 Incremental Loans.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as [chief financial officer] [specify other officer with equivalent duties] of Holdings, on behalf of the Holdings, and not individually, as of the date first stated above.

DTZ UK GUARANTOR LIMITED

By:
Name:
Title